UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2007

COMPUTER HORIZONS CORP.

(Exact name of registrant as specified in charter)

New York	0-7282	13-2638902

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

49 Old Bloomfield Avenue, Mountain Lakes, NJ		07046-1495

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 299-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On February 7, 2007, the Company entered into a definitive agreement with Barbara Moss, Chief Financial Officer of the Company, which provides for a severance payment of $75,000 at separation of employment as well as reimbursement of up to $5,000 of relocation expenses.

Item 9.01     Financial Statements and Exhibits.

          (d)      Exhibit.

99.1	Letter agreement, dated February 7, 2007, between Computer Horizons Corp. and Barbara Moss.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER HORIZONS CORP.

(Registrant)
Date: February 13, 2007
	By:	/s/ Dennis J. Conroy

Dennis J. Conroy
Chief Executive Officer